UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549
___________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

(Date of earliest event reported):  October 26, 2005

TANGER PROPERTIES LIMITED PARTNERSHIP
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	333-128160 33-99736-01 333-3525-01 333-39365-01 333-61394-01 (Commission File Number)	56-1822494 (I.R.S. Employer Identification Number)
3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TANGER PROPERTIES LIMITED PARTNERSHIP

CURRENT REPORT

 ON

 FORM 8-K/A

Section 9.  Financial Statements and Exhibits

We are amending our Form 8-K/A dated October 24, 2005 in order to revise our financing assumptions as a result of Tanger Factory Outlet Center, Inc.'s (the "Company") preferred share offering which priced on October 26, 2005.

Item 9.01 Financial Statements and Exhibits
Tanger Properties Limited Partnership, (the “Operating Partnership”), filed a Form 8-K dated August 22, 2005 to announce an agreement to acquire for $282.5 million the remaining two-thirds interest in the portfolio of nine factory outlet centers with approximately 3.3 million square feet, (the “Charter Oak Portfolio”) owned by an affiliate of Blackstone Real Estate Advisors (“Blackstone”).  The Operating Partnership and Blackstone originally acquired the Charter Oak Portfolio in December 2003 through a joint venture, COROC Holdings LLC (“COROC”), whereby the Operating Partnership owned a one-third interest and Blackstone owned a two-thirds interest.

The Operating Partnership is managed by its sole general partner, Tanger GP Trust, a wholly owned subsidiary of  the Company. The terms “we”, “our” and “us” refer to the Operating Partnership or, the Operating Partnership and the Company together, as the context requires.

Separate financial statements for the Charter Oak Portfolio are not required since the results of its operations have been included in our audited consolidated financial statements since December 2003.  Unaudited pro forma financial information filed herewith to give effect to the proposed acquisition are as set forth below:

 (b)  Pro Forma Financial Information                                                                                                Page

       (1)  Pro Forma Consolidated Statements of Operations (unaudited)

                        for the nine months ended September 30, 2005 and notes thereto                          5

                       for the year ended December 31, 2004 and notes thereto                                         7

       (2)  Pro Forma Consolidated Balance Sheet (unaudited)

                        as of September 30, 2005 and notes thereto                                                                9

TANGER PROPERTIES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited Pro Forma Consolidated Financial Statements have been derived from the historical statements of the Operating Partnership and give effect to the proposed acquisition of the remaining two-thirds interest in the Charter Oak Portfolio owned by Blackstone. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2005 and the year ended December 31, 2004 assume the acquisition had occurred as of January 1, 2004.  The unaudited Pro forma Consolidated Balance Sheet assumes the acquisition had occurred on September 30, 2005.

The purchase price of $282.5 million involves an all-cash payment, which we expect to finance in the public markets through a mixture of long-term unsecured debt and equity.  Closing of the transaction is subject to certain conditions including those contained within an existing GMAC loan currently collateralizing the properties. We anticipate the transaction will close sometime in November 2005.

The unaudited Pro Forma Consolidated Financial Statements reflect the early prepayment of our mortgages with John Hancock totaling $77.4 million as well as an associated prepayment premium of $9.4 million on October 3, 2005, which were secured by four properties in our portfolio.

The unaudited Pro Forma Consolidated Financial Statements also reflect our assumption that the Operating Partnership will finance the purchase price of $282.5 million, the related estimated closing costs of $3.3 million and the early prepayment of the John Hancock mortgages and related prepayment premium totaling $86.8 million. The financing will include (1) contributions from the Company from its issuance of 2.0 million preferred shares with net proceeds of approximately $48.1 million; (2) the issuance of long-term unsecured public debt with net proceeds of approximately $248.1 million; (3) the use of $24.75 million in cash equivalents and short-term investments available as of September 30, 2005; and (4) draw downs of $51.6 million of available lines of credit. The Company will contribute the net proceeds from the preferred share offering to the Operating Partnership in exchange for one unit of preferred partnership interest for each preferred share issued.  There can be no assurance that closing on the transaction will actually occur or that we will be able to issue these securities in the form and for the amounts stated above to fund our transaction.  Changes in the form of securities issued or in the amount of common shares, preferred shares and debt actually issued could result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per common unit.

 The accompanying unaudited Pro Forma Consolidated Financial Statements reflect a preliminary allocation of the purchase price under Statement of Financial Accounting Standards No. 141, “Business Combinations” (“FAS 141”).  This allocation is subject to final adjustment following the acquisition.  The Operating Partnership expects to finalize the valuation following the consummation of the transaction.  Changes in the allocation of the purchase price and/or estimated useful lives from those used in the unaudited Pro Forma Consolidated Financial Statements could result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per common unit. The following table summarizes our preliminary allocation of purchase price plus closing costs and the estimated useful lives used for the pro forma calculations.

	Amount (in thousands)	Average estimated useful life (in years)
Land	$4,873
Buildings, improvements and fixtures	41,048	24.4
Deferred lease and other intangibles:
Above (below) market leases, net	(4,754)	3.8
Other lease related intangibles (principally tenant relationships and
lease in place value)	16,186	5.9
Debt premium	1,173	3.0
Minority interest	227,234
Net assets acquired	$285,760

The unaudited Pro Forma Consolidated Financial Statements have been prepared by the Operating Partnership's management.  These pro forma statements may not be indicative of the results that would have actually occurred if the acquisition and the early prepayment of the John Hancock mortgages had been in effect on the dates indicated, nor do they purport to represent the results of operations for future periods.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Operating Partnership's unaudited financial statements and notes thereto as of September 30, 2005 and for the nine months then ended (which are contained in the Operating Partnership's Form 10-Q for the period ended September 30, 2005), and the Operating Partnership’s audited financial statements and notes thereto as of December 31, 2004 and for the year then ended (which are contained in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2004).

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2005
(Unaudited)
(In thousands, except per unit data)

		Pro forma			Pro forma
	Historical	Adjustments			Consolidated
	(a)
REVENUES
Base rentals	$99,370	$929	(b	)	$100,299
Percentage rentals	3,968				3,968
Expense reimbursements	41,165				41,165
Other income	3,747	(74)	(c	)	3,673
Total revenues	148,250	855			149,105
EXPENSES
Property operating	46,911				46,911
General and administrative	10,333				10,333
Depreciation and amortization	36,458	3,317	(d	)	39,775
Total expenses	93,702	3,317			97,019
Operating income	54,548	(2,462)			52,086
Interest expense	24,327	7,631	(e	)	31,958
Income before equity in earnings of unconsolidated joint
ventures, minority interest, discontinued operations
and loss on sale of real estate	30,221	(10,093)			20,128
Equity in earnings of unconsolidated joint ventures	714				714
Minority interest:
Consolidated joint venture	(20,211)	20,211	(f	)	-
Income from continuing operations	$10,724	$10,118			$20,842

Basic earnings per common unit:
Income from continuing operations	$.36				$.99	(h	)
Weighted average common units	16,874	1,341	(g	)	18,215

Diluted earnings per common unit:
Income from continuing operations	$.36				$.98	(h	)
Weighted average common units	16,986	1,341	(g	)	18,327

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2005

a)    As reported in the unaudited consolidated statement of operations of Tanger Properties Limited Partnership and Subsidiaries for the nine months ended September 30, 2005.

b)    To reflect amortization of the portion of the purchase price assigned to above and below market leases in accordance with FAS 141.

c)    To reflect the elimination of interest income earned from available cash equivalents and short-term investments remaining from the proceeds from the Company’s September 2, 2005 issuance of 3.0 million common shares which were contributed to the Operating Partnership.

d)    To reflect depreciation and amortization on the partial step-up of assets to fair value.

e)    To reflect (1) interest expense from the assumed issuance of $250.0 million in unsecured public debt with a coupon rate of 6.00% (effective rate of 6.08% after underwriting discount; an increase or decrease of 100 basis points in the coupon rate would result in an increase or decrease in interest expense of $2.5 million on an annual basis): (2) the amortization of debt issuance costs ($1.9 million amortized over ten years); (3) reduction in the amortization of debt premium of $1.2 million amortized over three years; (4) adjustments to interest expense to reflect an assumed $51.6 million balance outstanding on available lines of credit at an interest rate of 4.79% based on one month LIBOR plus 0.85%; and (5) the elimination of interest paid during the year on the John Hancock mortgage loans, which were repaid early on October 3, 2005, totaling $77.4 million with interest rates ranging from 7.875% to 7.89% and their associated loan cost amortization.

f)     To eliminate the minority interest in the net income of the consolidated joint venture that is being acquired in this transaction.

g)    To reflect the Company’s issuance of 3.0 million common shares on September 2, 2005, the proceeds of which the Company contributed to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued, and to reflect the 1.5 million units of partnership interest, which had a weighted average of 159,500 units outstanding for the nine months ended September 30, 2005 as if the units had been issued as of the beginning of the nine month period.

h)     Pro forma income per common unit is computed as follows:  Income from continuing operations less preferred unit distributions of $2.8 million (from the issuance of 2.0 million preferred units to the Company in exchange for the proceeds from the Company’s issuance of 2.0 million preferred shares at a price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average common units outstanding.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(Unaudited)
(In thousands, except per unit data)

	Historical	Pro forma Adjustments			Pro forma Consolidated
	(a)
REVENUES
Base rentals	$129,884	$1,238	(b	)	$131,122
Percentage rentals	5,338				5,338
Expense reimbursements	52,585				52,585
Other income	6,746				6,746
Total revenues	194,553	1,238			195,791
EXPENSES
Property operating	59,759				59,759
General and administrative	12,820				12,820
Depreciation and amortization	51,446	4,422	(c	)	55,868
Total expenses	124,025	4,422			128,447
Operating income	70,528	(3,184)			67,344
Interest expense	35,117	11,290	(d	)	46,407
Income before equity in earnings of unconsolidated joint	35,411	(14,474)			20,937
ventures, minority interest and discontinued operations
Equity in earnings of unconsolidated joint ventures	1,042				1,042
Minority interest:
Consolidated joint venture	(27,144)	27,144	(e	)	-
Income from continuing operations	$9,309	$12,670			$21,979

Basic earnings per common unit:
Income from continuing operations	$.56				$1.01	(g	)
Weighted average common units	16,555	1,500	(f	)	18,055

Diluted earnings per common unit:
Income from continuing operations	$.56				$1.00	(g	)
Weighted average common units	16,650	1,500	(f	)	18,150

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

a)      As reported in the audited consolidated statement of operations of Tanger Properties Limited Partnership and Subsidiaries for the year ended December 31, 2004.

b)      To reflect amortization of the portion of the purchase price assigned to above and below market leases in accordance with FAS 141.

c)      To reflect depreciation and amortization on the partial step-up of assets to fair value.

d)      To reflect (1) interest expense from the assumed issuance of $250.0 million in unsecured public debt with a coupon rate of 6.00% (effective rate of 6.08% after underwriting discount; an increase or decrease of 100 basis points in the coupon rate would result in an increase or decrease in interest expense of $2.5 million on an annual basis); (2) the amortization of debt issuance costs ($1.9 million amortized over ten years); (3) reduction in the amortization of debt premium of $1.2 million amortized over three years; (4) adjustments to interest expense to reflect an assumed $51.6 million balance outstanding on available lines of credit at an interest rate of 4.79% based on one month LIBOR plus 0.85%; and (5) the elimination of interest paid during the year on the John Hancock mortgage loans, which were repaid early on October 3, 2005, totaling $77.4 million with interest rates ranging from 7.875% to 7.89% and their associated loan cost amortization.

e)      To eliminate the minority interest in the net income of the consolidated joint venture that is being acquired in this transaction.

f)       To reflect the Company’s issuance of 3.0 million common shares on September 2, 2005 with net proceeds of approximately $81.0 million as part of the funding of the acquisition.  The Company has contributed the net proceeds from the common share offering to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued.

g)       Pro forma income per common unit is computed as follows:  Income from continuing operations less preferred unit distributions of $3.8 million (from the issuance of 2.0 million preferred units to the Company in exchange for the proceeds from the Company’s issuance of 2.0 million preferred shares at a price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average common units outstanding.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2005
(Unaudited)
(In thousands)

	Pro forma				Pro forma
	Historical	Adjustments			Consolidated
	(a)
ASSETS
Rental Property
Land	$113,284	$4,873	(b	)	$118,157
Buildings, improvements and fixtures	960,105	41,048	(b	)	1,001,153
Construction in progress	8,797				8,797
	1,082,186	45,921			1,128,107
Accumulated depreciation	(247,179)				(247,179)
Rental property, net	835,007	45,921			880,928
Cash and cash equivalents	6,194	(4,750)	(c	)	1,444
Short-term investments	20,000	(20,000)	(c	)	-
Deferred charges, net	52,873	12,948	(b	)	65,821
Other assets	26,377	-			26,377
Total assets	$940,451	$34,119			$974,570

LIABILITIES, MINORITY INTEREST AND PARTNERS' EQUITY
Liabilities
Debt
Senior, unsecured notes	$100,000	$250,000	(d	)	$350,000
Mortgages payable	281,069	(78,587)	(b	)(e)	202,482
Unsecured note	53,500				53,500
Lines of credit	-	51,643	(f	)	51,643
	434,569	223,056			657,625
Construction trade payables	8,294				8,294
Accounts payable and accrued expenses	14,305				14,305
Total liabilities	457,168	223,056			680,224
Commitments
Minority interests:
Consolidated joint venture	227,234	(227,234)	(g	)	-

Partners' equity
Preferred units	-	50,000	(h	)	50,000
Other partners capital:
General partner	418				418
Limited partners	260,205	(11,703)	(h	)(i)	248,502
Deferred compensation	(5,930)				(5,930)
Accumulated other comprehensive loss	1,356				1,356
Total partners' equity	256,049	38,297			294,346
Total liabilities, minority interest and partners' equity	$940,451	$34,119			$974,570

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2005

a)      As reported in the unaudited consolidated balance sheet of Tanger Properties Limited Partnership and Subsidiaries as of September 30, 2005.

b)      To reflect (1) the assumed acquisition of the two-thirds share of the difference between the fair value of the Charter Oak Portfolio and underlying book value of the assets and liabilities.  See table on page 3 for amounts allocated to the assets and liabilities acquired and the average useful lives assigned to each major caption, (2) $1.9 million in deferred financing costs from the assumed issuance of long-term unsecured debt and (3) the write-off of $.4 million in deferred financing costs associated with the early repayment of the John Hancock mortgages on October 3, 2005.

c)      To reflect the assumed use of $4.75 million in available cash equivalents and $20.0 million in short-term investments as of September 30, 2005 as part of the funding of the acquisition.

d)      To reflect the assumed issuance of $250.0 million of unsecured public debt generating net proceeds of $248.1 million.

e)      To reflect the early repayment of the John Hancock mortgages loans totaling $77.4 million on October 3, 2005.

f)       To reflect the assumed draw down of $51.6 million of available lines of credit and as part of the funding of the acquisition.

g)      To eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

h)      To reflect the issuance of 2.0 million preferred units to the Company in exchange for the proceeds from the Company’s issuance of 2.0 million preferred shares at a price of $25 per share.

i)        To reflect the debt prepayment premium of $9.4 million and the write-off of $.4 million in deferred financing costs associated with the early repayment of the John Hancock mortgages on October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed its behalf by the undersigned thereunto duly authorized.

                                                            TANGER PROPERTIES LIMITED PARTNERSHIP

                                                            By:       Tanger GP Trust, its sole general partner

                                                            By:  /s/ Frank C. Marchisello, Jr.
                                                                   Frank C. Marchisello, Jr.
                                                                   Vice President, Treasurer

Date: October 27, 2005